Exhibit 10.3(a)

AMENDMENT TO EQUITY AWARDS OF GREGORY L. SUMME

July 27, 2004

PerkinElmer, Inc. (the “Company”) and Gregory L. Summe (the “Officer”) hereby agree to amend each of the following agreements entered into between the Company and the Officer as set forth below:

(i) The Stock Restriction Agreements dated as of January 2, 2002 and as of January 16, 2002 are hereby amended by replacing the definition of Change in Control set forth therein in Paragraphs 2(a)(3)(A)-(D) and 2(a)(5)(A)-(D), respectively, with the provisions of Appendix 1 hereto;

(ii) The Stock Option Grants dated as of April 25, 2001 and as of October 22, 2003 are hereby amended by:

(a) amending and restating the language of the grant relating to exercise of options following a termination of employment for reasons other than retirement, death or total disability to provide that, in the event the Officer is terminated without “cause” (as defined in an employment agreement between the Company and the Officer in effect on the date of such termination), the words “earlier of the Last Date to Exercise or three (3) months from the termination date” are replaced with the words “earlier of the Last Date to Exercise or twelve (12) months from the termination date”;

(b) amending and restating the Paragraph entitled “Change in Control” to read in its entirety as follows:

“If there is a Change in Control (as defined in Appendix 1 hereto), your unvested stock options become 100% vested. In addition, your vested options shall remain exercisable through the period ending on the earlier of:

(A) the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date your employment with the Company terminates, or

(B) the expiration of the original term of the option”; and

(c) replacing the definition of Change in Control attached to such awards with the provisions of Appendix 1 hereto.

(iii) The Stock Option Grants dated as of January 20, 1999 and the Stock Option Grant dated as of January 7, 2000 are hereby amended by:

(a) amending and restating the language of the grant relating to exercise of options following a termination of employment for reasons other than retirement, death or total disability to provide that, in the event the Officer is terminated without “cause” (as defined in an employment agreement between the Company and the Officer in effect on the date of such termination), the words “earlier of the Last Date to Exercise or three (3) months from the termination date” are replaced with the words “earlier of the Last Date to Exercise or twelve (12) months from the termination date”; and

(b) adding to the grant the following language:

“Following a “change of control” of the Company (as defined in an employment agreement between the Company and the Officer as from time to time in effect), your vested options shall remain exercisable through the period ending on the earlier of:

(A) the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date your employment with the Company terminates, or

(B) the expiration of the original term of the option.”

(iv) The Stock Restriction Agreement dated as of January 16, 2002 and the Stock Option Grant dated as of April 25, 2001 are further amended by replacing paragraph (a) of Exhibit A thereto with the provisions of Appendix 2 hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PerkinElmer, Inc.

By:	/s/ Richard F. Walsh
Name:	Richard F. Walsh
Title:	Senior Vice President, Human Resources

Gregory L. Summe /s/ Gregory L. Summe

Appendix 1

(A) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (x) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion, or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (x) and (y) of paragraph (C) of this section;

(B) Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who is a member of the Board on the date of the execution of this Agreement, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(C) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals or entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or indirectly through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (y) no Person beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Appendix 2

(a) Earnings Per Share (EPS) shall mean post-tax earnings per common share on a GAAP basis for the applicable fiscal year, base period or measurement period, determined on a fully diluted basis as reported in the Company’s annual consolidated financial statements, except that EPS shall be computed disregarding option expense and LTIP expense, adjusted as hereinafter described.

Exhibit 10.3(b)

AMENDMENT TO EQUITY AWARDS OF ROBERT F. FRIEL

June 23, 2004

PerkinElmer, Inc. (the “Company”) and Robert F. Friel (the “Officer”) hereby agree to amend each of the following agreements entered into between the Company and the Officer as set forth below:

(i) The Stock Restriction Agreements dated as of January 2, 2002 and January 16, 2002 are hereby amended by replacing the definition of Change of Control set forth therein in Paragraphs 2(a)(3)(A)-(D) and 2(a)(5)(A)-(D), respectively, with the provisions of Appendix 1 hereto;

(ii) The Stock Option Grants dated as of April 25, 2001 and as of October 22, 2003 are hereby amended by:

(a) amending and restating the Paragraph entitled “Change in Control” to read in its entirety as follows:

“If there is a Change in Control (as defined in Appendix 1 hereto), your unvested stock options become 100% vested. In addition, your vested options shall remain exercisable through the period ending on the earlier of:

(A) the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date your employment with the Company terminates, or

(B) the expiration of the original term of the option.”

(b) replacing the definition of Change in Control attached to such awards with the provisions of Appendix 1 hereto.

(iii) The Stock Restriction Agreement dated as of January 16, 2002 and the Stock Option Grant dated as of April 25, 2001 are further amended by replacing paragraph (a) of Exhibit A thereto with the provisions of Appendix 2 hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PerkinElmer, Inc.

By:	/s/ Richard F. Walsh
Name:	Richard F. Walsh
Title:	Senior Vice President, Human Resources

Robert F. Friel
/s/ Robert F. Friel

Appendix 1

(A) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either (x) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), none of the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall constitute a Change in Control: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion, or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by the Company, (III) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (x) and (y) of paragraph (C) of this section;

(B) Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who is a member of the Board on the date of the execution of this Agreement, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(C) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals or entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the surviving, resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or indirectly through one or more other entities) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership immediately prior to such Business Combination, of the

Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (y) no Person beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Appendix 2

(a) Earnings Per Share (EPS) shall mean post-tax earnings per common share on a GAAP basis for the applicable fiscal year, base period or measurement period, determined on a fully diluted basis as reported in the Company’s annual consolidated financial statements, except that EPS shall be computed disregarding option expense and LTIP expense, adjusted as hereinafter described.